Annual Report


Equity
Market
Index Funds


-----------------
December 31, 1998
-----------------

[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Equity Market Index Funds

 . Despite significant volatility, large-cap growth stocks advanced in 1998, while value and smaller-company shares did less well.

 . The Equity Index 500 Fund benefited from a large-cap rally, posting its fourth consecutive annual gain above 20%.

 . The Total Equity Market Index Fund's returns were strong, reflecting the influence of its large-cap holdings.

 . The Extended Equity Market Index Fund's results were hampered by weakness in small-cap stocks.

 . We have modest expectations for the equity markets, especially for the high-valuation stocks in the S&P 500.

Fellow Shareholders


Despite significant volatility, it was another outstanding year for equities--if you were holding the right stocks. For the fourth year in a row, the Standard & Poor's 500 produced returns well in excess of 20%, while some smaller-cap indexes actually declined, as size and return were strongly correlated. Not surprisingly, the Equity Index 500 Fund posted excellent gains, followed closely by the Total Equity Market Index Fund, which tracks the entire market. The Extended Equity Market Index Fund, which is representative of small- and mid-cap stocks, had respectable gains but nonetheless trailed far behind.

MARKET ENVIRONMENT

-------------------------------
Wilshire 5000 Returns by Sector
--------------------------------------------------------------------------------

Periods Ended 12/31/98                              6 Months        12 Months
--------------------------------------------------------------------------------
Financial                                            - 5.5%            8.0%
 ................................................................................
Utilities                                             21.6            31.5
 ................................................................................
Consumer Nondurables                                 - 2.9             6.5
 ................................................................................
Consumer Services                                     11.9            38.5
 ................................................................................
Consumer Cyclicals                                   - 7.5            11.0
 ................................................................................
Technology                                            26.3            52.4
 ................................................................................
Capital Equipment                                      1.3            13.5
 ................................................................................
Business Services
and Transportation                                   - 5.4           - 1.8
 ................................................................................
Energy                                               - 6.9           - 4.0
 ................................................................................
Process Industries                                  - 14.5           - 7.6
 ................................................................................
Basic Materials                                     - 10.1          - 11.1
 ................................................................................
Miscellaneous                                       - 10.5             4.1
 ................................................................................
Health Care                                           11.6            35.7
 ................................................................................

The most notable feature of stock market returns over the past year must surely be the remarkable level of volatility, particularly after June 30. The S&P 500 opened the second half with attractive gains but then suffered a sharp decline in the wake of several international economic crises. Russia's debt default in July, followed by the well-publicized difficulties faced by Long-Term Capital Management, a prominent and highly leveraged hedge fund, suddenly altered investor

-------------------------------------------
Preparing For The Year 2000
--------------------------------------------------------------------------------


The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

attitudes. During late summer and early fall, investors strongly preferred low-risk investments. This pattern was perceptible across the investment spectrum, as stocks dramatically underperformed money market securities and Treasuries. It was also visible within major asset classes: high-yield bonds trailed Treasuries, emerging market stocks lagged developed market issues, and domestic small-cap stocks underperformed more conservative large-cap stocks, such as utilities.

The Federal Reserve responded to the global correction, and the liquidity crunch that ensued, by lowering interest rates three times between late September and mid-November. As a result of Fed action, investors grew more comfortable with economic conditions and returned to stocks in force. From October 8--the bottom of the correction--the market, as measured by the S&P 500, staged an even more forceful rally than earlier in the year, rising a staggering 33%. For 1998 as a whole, the S&P exhibited a volatility that has been topped only twice in the past 50 years. A simple measure of volatility is the number of days in which the market moves up or down 1% or more. For all of 1998, this threshold was exceeded on over 30% of the trading days (almost 40% in the second half), compared with only 5% of trading days in 1995.

Another notable feature of the broad market in 1998 was the tremendous divergence between the performance of the S&P 500 and any index of smaller companies. The S&P 500 rose by 28.6%, while the Russell 2000, for example, declined 2.5%. Many individual smaller stocks, including some in our portfolios, fell 80% or more, despite reasonably good fundamentals. Indeed, the S&P's return actually masked significant size-related bias within the index: the 250 stocks with the smallest capitalization were flat for the year, while the largest 50 posted returns, on

-------------------------
Portfolio Characteristics
--------------------------------------------------------------------------------

                                                                     Extended
                                      Equity     Total Equity          Equity
As of 12/31/98                     Index 500     Market Index    Market Index
--------------------------------------------------------------------------------
Market Cap
(Investment-Weighted Median)    60.3 billion     29.6 billion     2.2 billion
Earnings Growth Rate
 ................................................................................
Estimated Next 5 Years *             13.5%           13.7%           16.0%
 ................................................................................
P/E Ratio (Based on Next 12
 Months' Estimated Earnings)         25.4X           24.6X           18.5X
 ................................................................................

* Forecasts are based on T. Rowe Price research and are in no way an indication of future investment returns.

average, well above 30%. The disparity between large- and small-cap stocks was as great as at any time in the past two decades.

A company's ability to generate reliable earnings growth was another important performance differentiator. Stocks and industries with higher dependence on the overall economy to generate earnings growth, such as basic materials or consumer cyclicals, severely underperformed those with less sensitivity to the economic cycle. The Barra/S&P Growth Index decisively outperformed the Barra/S&P Value Index 42.2% to 15.6% for the year.

YEAR-END DISTRIBUTIONS

On December 15, 1998, the Board of Directors declared the following annual distributions to shareholders of record on that date: for the Equity Index 500 Fund, a long-term capital gain of $0.05 per share and a short-term capital gain of $0.02 per share; for the Extended Equity Market Index Fund, a short-term capital gain of $0.11 per share and income of $0.08 per share. These were paid on December 17. On December 28, 1998, the Board of Directors declared a quarterly income dividend for the Equity Index 500 Fund of $0.10 per share and for the Total Equity Market Index Fund of $0.04 per share to shareholders of record on that date. These distributions were paid on December 30. You should already have received your check or statement reflecting these distributions, as well as Form 1099-DIV summarizing this information for 1998 tax purposes.

EQUITY INDEX 500 FUND

-----------------------
Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                                6 Months        12 Months
--------------------------------------------------------------------------------
Equity Index 500 Fund                                  9.21%           28.31%
 ................................................................................
S&P 500                                                9.22            28.57
 ................................................................................

For the six and 12 months ended December 31, 1998, your fund posted returns of 9.21% and 28.31%, respectively, very close to the gains for the S&P 500. Normally, return should equal that of the benchmark less expenses, which are 40 basis points per year (100 basis points equal one percentage point). Our method of making trades as the S&P changed during the year explains most of the enhanced performance. On the other hand, sizable cash inflows during 1998 generated consistent purchases during a rising market, leading to higher transaction costs and partially offsetting our trading gains.

The fund's results were paced by its technology holdings. Microsoft became the largest stock in the index, after rising 114% during the year. Both Intel and IBM swelled more than 60% in the second half. Another strong sector was telecommunications, led by telephone stocks MCI WorldCom, BellSouth, and Ameritech. Declining oil prices hurt energy companies, and a generally deflationary environment led to poor performance for other commodity-related issues. Oil service stocks, such as Baker Hughes and Rowan, declined sharply, as did chemical stocks Dupont and Hercules.

The pace of mergers and acquisitions increased during 1998, as acquisitive companies continued using their own highly valued stock as currency. Indeed, this past year was the most active in recent memory, with 48 changes to the S&P 500's composition. In comparison, 1997 saw 30 alterations to the index, and during the 1980s, an active merger and acquisition period, the S&P's makeup changed an average of 25 times per year. The second half of the year was particularly busy, with 28 additions to the index, including four on December 31.

As a result of these revisions, the S&P continued to evolve into a more growth-oriented index, with technology, financial, and service-related companies replacing more cyclical industrials. Seven of the changes in the second half were from the financial services sector and six were technology companies. Prominent within financial services were the giant Citigroup, formed from the merger of Travelers and Citicorp, and the new BankAmerica, after a merger with NationsBank. Also, Wells Fargo merged with Norwest. Three bank holding companies were added: Regions Financial, Union Planters, and Firstar, with Provident, a leading disability and life insurer, rounding out the financial services additions.

Within technology, two leading information service providers were added to the S&P, Electronic Data Systems and Compuware. Enterprise software companies BMC Software and PeopleSoft were selected, as was Solectron, a provider of electronics manufacturing services. On the last day of 1998 America Online, a leading Internet services provider, entered the index. The consumer services sector was also well represented with five additions: supermarket operators Safeway and Fred Meyer, retailers Dollar General and Kohl's, and Staples, an operator of office products superstores.

The remaining additions to the index represented a range of economic sectors. They included Coca-Cola Enterprises, the world's largest bottler of Coca-Cola beverage products; Carnival, a large cruise line operator; and Danaher, a large manufacturer of tools, process controls, and telecommunications equipment.

A DISCUSSION OF INDEX SAMPLING

As this is the first annual report for the Total and Extended Equity Market Index Funds, it is worthwhile to review their investment programs and operating procedures. The Total Equity Market Index Fund attempts to replicate the performance of the Wilshire 5000 Index (less fund expenses). This index is made up of all U.S.-headquartered companies whose equity securities trade regularly. Actually containing well over 7,000 securities, it is the broadest index of the U.S. equity market and contains large-, medium-, and small-capitalization companies. The Extended Equity Market Index is based upon the Wilshire 4500, which is simply the Wilshire 5000 less any stock included in the S&P 500. The Wilshire 4500 is primarily composed of medium- and smaller-capitalization stocks.

Both Wilshire indices contain far more stocks than is practical to hold in a portfolio, so our management approach is to own a sample of the appropriate index in each fund. The particular subset of stocks in each sample is carefully selected so that the fund's industry distribution and overall characteristics, such as dividend yield or P/E ratio, closely match that of its index. Nevertheless, the sample approach can lead to some performance differences, otherwise known as tracking error. Tracking error is not necessarily bad, since our sample can outperform the index (as has been the case so far), but we assume that investors in an index fund want to track the index as closely as possible, and that is our goal as portfolio managers. As the funds grow, we will add more holdings to minimize the impact of sampling, but it will always be an issue.

TOTAL EQUITY MARKET INDEX FUND

From its inception on January 30, 1998, to year-end, your fund posted a 23.19% gain, slightly ahead of the 22.76% gain for the Wilshire 5000. Six-month returns were also modestly ahead of the index. Fund results should normally fall somewhat behind those of the Wilshire 5000 because of expenses; minor tracking error (as discussed in the previous section) helps explain the superior performance. The error should decline over time as the fund grows in size; at the end of the period, the portfolio contained 903 securities, approximately 100 more than on June 30.

----------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                                     11 Months
Periods Ended 12/31/98                         6 Months        Since Inception
--------------------------------------------------------------------------------
Total Equity Market
Index Fund                                        6.93%                 23.19%
 ................................................................................
Wilshire 5000                                     6.90                  22.76
 ................................................................................

The fund, like its benchmark, includes large-, mid-, and small-cap companies with highly differentiated investment characteristics. Considering this makeup, it is perhaps remarkable that returns were so attractive. The vast majority of companies in the broad market were either flat or declining for the year, with only its top 100 stocks advancing strongly. Yet in many cases the gains were dramatic, and the gigantic size of these firms gave them a proportional pull on our overall performance. Approximately 50% of fund assets is invested in these top 100 companies; in comparison, only 25% of assets is invested in the small- and mid-cap companies not included in the S&P 500.

Since stocks in the S&P 500 make up about 75% of the Wilshire 5000's value, most of the top contributors to performance were discussed in the section on the Equity Index 500 Fund. Companies with stable growth characteristics, such as retailers and pharmaceuticals, tended to provide the most reliable results. As noted in the Equity Index 500 Fund report, technology and telecommunications stocks posted top gains, including a remarkable run by Microsoft.

There were, however, some important differences between the two indexes that affected this portfolio and its performance. The S&P 500 contains ADRs (American depositary receipts), which are shares of foreign companies registered in the United States. The Wilshire indices, however, exclude ADRs. So, for example, when the ADRs of multinational oil concern Royal Dutch Petroleum fell 9% in 1998, the S&P 500 was affected, while the Wilshire 5000 and this fund were not. There are also many stocks in the Wilshire not held in the S&P. Berkshire Hathaway is one; it is a large position in this fund, and its strong performance also boosted results this past year. Finally, because this fund represents the total market, there were fewer additions and deletions to it than to its companion index funds, which represent market subsets.

EXTENDED EQUITY MARKET INDEX FUND

With daily volatility sky-high, investors held fast to large, liquid firms with defensive characteristics, even though many smaller and mid-size U.S. companies once again had competitive earnings growth and attractive valuations. Smaller-cap indices were hit hardest by 1998's correction and struggled to keep pace during the rallies. Thus, your fund posted six-month results of -0.09%, with a total return of 12.29% in the 11 months since its January 30, 1998, inception. As a result of tracking error (explained more fully in the Discussion of Index Sampling section), these results were a step ahead of those for the Wilshire 4500.

----------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                                     11 Months
Periods Ended 12/31/98                         6 Months        Since Inception
--------------------------------------------------------------------------------
Extended Equity Market
Index Fund                                      - 0.09%                 12.29%
 ................................................................................
Wilshire 4500                                   - 0.71                  10.20
 ................................................................................

As was the case among large-caps, better stock performance accrued to the larger firms within our market segment and those with stable earnings growth. The fund also benefited to some degree from a late-year rally in technology stocks. Among its best holdings in the second half was America Online, which almost tripled and was subsequently promoted out of this index and into the S&P 500. Other Internet-related stocks soared as well, even though it seemed to us that investors discarded the fundamental rules of stock valuation in the rush to own them. As an index fund we attempted to maintain an appropriate weighting in this volatile sector, but, given the extraordinary valuations, we also tried to limit the risk of subsequent disappointment by purchasing a broadly diversified basket of representative stocks.

-----------------------
Sector Diversification
--------------------------------------------------------------------------------

Percent of                                                            Extended
Equities                                 Equity    Total Equity         Equity
As of 12/31/98                        Index 500    Market Index   Market Index
------------------------------------------------------------------------------
Basic Materials                             0.5%           0.5%           0.8%
 ..............................................................................
Business
Services and
Transportation                              2.2            3.8            9.0
 ..............................................................................
Capital Equipment                           6.0            5.3            4.0
 ..............................................................................
Consumer Cyclicals                          1.9            3.5            9.0
 ..............................................................................
Consumer
Nondurables                                10.8            9.3            4.9
 ..............................................................................
Consumer Services                          11.0           11.5           12.1
 ..............................................................................
Energy                                      6.2            5.5            3.9
 ..............................................................................
Financial                                  15.6           16.6           18.9
 ..............................................................................
Health Care                                12.5           11.4            7.7
 ..............................................................................
Process Industries                          2.1            2.3            2.7
 ..............................................................................
Technology                                 20.4           20.3           20.0
 ..............................................................................
Utilities                                  10.8            9.9            5.9
 ..............................................................................
Miscellaneous                                --            0.1            1.1
------------------------------------------------------------------------------
Total                                       100%           100%           100%


Small companies with disappointing earnings tended to be treated quite harshly by investors. Energy and natural resource-related stocks, for example, fared poorly. Millenium Chemicals and R&B Falcon were among our worst contributors to performance.

The Wilshire 4500 evolved significantly during the period in tandem with the changes in the S&P 500 (noted in the discussion of the Equity Index 500 Fund). Nearly every addition to the S&P that did not involve a spin-off from a parent corporation resulted in a stock deleted from the Wilshire 4500. In 1998, 37 stocks were deleted for this reason, although the reverse can sometimes happen. When a stock is deleted from the S&P but remains an independent company, such as Venator (the old Woolworth), it is added to the Wilshire 4500. New stocks were also added to the Wilshire 4500 as the result of initial public offerings. Signficant new IPO holdings in this fund included eBay, an Internet-based auction house, and Conoco, the energy company spun off from Dupont.

OUTLOOK

Economic data suggest that the domestic economy is still growing strongly, despite weakness in some corporate profit reports. Also, despite newspaper headlines about certain large layoffs, the U.S. expanded employment by well over two million jobs in 1998. On the other hand, economic problems in other global regions, especially Asia and Latin America, have threatened to slow corporate profit growth significantly. Declining growth rates may inspire the Fed to lower short-term rates further, although we expect them to wait until they have some confirmation that the economy is slowing before doing so.

Recent quarters have been marked by uncertainty regarding international economic stability, corporate profitability, and the sustainability of positive domestic stock performance. With valuations of the largest S&P 500 stocks at extremely high levels, we don't foresee much change in the near future from the high volatility that marked 1998. While we expect positive performance in the year ahead for all three funds, we are viewing the markets with a cautious eye and maintaining moderate expectations for 1999.


Respectfully submitted,

/s/ Richard T. Whitney

Richard T. Whitney
Chairman of the Investment Advisory Committee


/s/ Kristen F. Culp

Kristen F. Culp
Executive Vice President

January 20, 1999

---------------------------
The Evolving S&P 500 Index
--------------------------------------------------------------------------------


Changes in the index in 1998

Additions                              Deletions
--------------------------------------------------------------------------------
Lehman Brothers Holdings               Barnett Banks
 .....................................  ........................................
Consolidated Stores                    Echo Bay Mines
 .....................................  ........................................
FDX                                    Federal Express
 .....................................  ........................................
Summit Bancorporation                  Caliber Systems
 .....................................  ........................................
Northern Trust                         Whitman
 .....................................  ........................................
Mercantile Bancorp                     ITT
 .....................................  ........................................
Sealed Air                             John H. Harland
 .....................................  ........................................
NEXTEL Communications                  Safety-Kleen
 .....................................  ........................................
Associates First Capital               Charming Shoppes
 .....................................  ........................................
Gateway 2000                           USF&G
 .....................................  ........................................
Franklin Resources                     CoreStates Financial
 .....................................  ........................................
Ascend Communications                  Digital Equipment
 .....................................  ........................................
Sempra Energy                          Pacific Enterprises
 .....................................  ........................................
Capital One Financial                  Green Tree Financial
 .....................................  ........................................
SLM Holding                            Beneficial
 .....................................  ........................................
IMS Health                             Cognizant
 .....................................  ........................................
Bear Stearns                           Inland Steel Industries
 .....................................  ........................................
Fred Meyer                             Echlin
 .....................................  ........................................
Dollar General                         Giant Foods
 .....................................  ........................................
Electronic Data Systems                Western Atlas
 .....................................  ........................................
Kohl's                                 Mercantile Stores
 .....................................  ........................................
Regions Financial                      DSC
 .....................................  ........................................
Provident                              Bay Networks
 .....................................  ........................................
RJR Nabisco                            MCI Communications
 .....................................  ........................................
HCR Manor Care                         Manor Care
 .....................................  ........................................
BankAmerica (New)                      NationsBank
 .....................................  ........................................
BMC Software                           H. F. Ahmanson
 .....................................  ........................................
Union Planters                         BankAmerica
 .....................................  ........................................
Paychex                                Dresser Industries
 .....................................  ........................................
AES                                    United States Surgical
 .....................................  ........................................
PeopleSoft                             First Chicago NBD
 .....................................  ........................................
Staples                                General Signal
 .....................................  ........................................
Citigroup                              Travelers Group
 .....................................  ........................................
Coca-Cola Enterprises                  Citicorp
 .....................................  ........................................
New Century Energies                   Norwest
 .....................................  ........................................
Safeway                                Chrysler
 .....................................  ........................................
Danaher                                Stone Container
 .....................................  ........................................
Sprint                                 Armco
 .....................................  ........................................
Carnival                               General Re
 .....................................  ........................................
Solectron                              Pennzoil
 .....................................  ........................................
Compuware                              SunAmerica
 .....................................  ........................................
Firstar                                Amoco
 .....................................  ........................................
America Online                         Venator Group
 .....................................  ........................................

T. Rowe Price Equity Market Index Funds
--------------------------------------------------------------------------------


---------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                    Percent of
                                                                    Net Assets
Equity Index 500 Fund                                                 12/31/98
--------------------------------------------------------------------------------
Microsoft                                                                  3.4%
 ................................................................................
GE                                                                         3.3
 ................................................................................
Intel                                                                      2.0
 ................................................................................
Wal-Mart                                                                   1.8
 ................................................................................
Exxon                                                                      1.8
--------------------------------------------------------------------------------
Merck                                                                      1.7
 ................................................................................
IBM                                                                        1.7
 ................................................................................
Coca-Cola                                                                  1.6
 ................................................................................
Pfizer                                                                     1.6
 ................................................................................
Cisco Systems                                                              1.4
--------------------------------------------------------------------------------
Lucent Technologies                                                        1.4
 ................................................................................
AT&T                                                                       1.4
 ................................................................................
Bristol-Myers Squibb                                                       1.3
 ................................................................................
MCI WorldCom                                                               1.3
 ................................................................................
Philip Morris                                                              1.3
--------------------------------------------------------------------------------
Procter & Gamble                                                           1.2
 ................................................................................
Johnson & Johnson                                                          1.1
 ................................................................................
Citigroup                                                                  1.1
 ................................................................................
SBC Communications                                                         1.0
 ................................................................................
BankAmerica                                                                1.0
--------------------------------------------------------------------------------
Royal Dutch Petroleum                                                      1.0
 ................................................................................
American International Group                                               1.0
 ................................................................................
Eli Lilly                                                                  1.0
 ................................................................................
BellSouth                                                                  1.0
 ................................................................................
Home Depot                                                                 0.9
--------------------------------------------------------------------------------
Total                                                                     37.3%

T. Rowe Price Equity Market Index Funds
--------------------------------------------------------------------------------


---------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
Total Equity Market Index Fund                                         12/31/98
--------------------------------------------------------------------------------
Microsoft                                                                  2.6%
 ................................................................................
GE                                                                         2.5
 ................................................................................
Intel                                                                      1.5
 ................................................................................
Exxon                                                                      1.4
 ................................................................................
Wal-Mart                                                                   1.4
--------------------------------------------------------------------------------
Merck                                                                      1.4
 ................................................................................
IBM                                                                        1.3
 ................................................................................
Coca-Cola                                                                  1.2
 ................................................................................
Pfizer                                                                     1.2
 ................................................................................
Cisco Systems                                                              1.1
--------------------------------------------------------------------------------
Lucent Technologies                                                        1.1
 ................................................................................
AT&T                                                                       1.0
 ................................................................................
Bristol-Myers Squibb                                                       1.0
 ................................................................................
MCI WorldCom                                                               1.0
 ................................................................................
Philip Morris                                                              1.0
--------------------------------------------------------------------------------
Procter & Gamble                                                           0.9
 ................................................................................
Johnson & Johnson                                                          0.9
 ................................................................................
Berkshire Hathaway                                                         0.8
 ................................................................................
Citigroup                                                                  0.8
 ................................................................................
SBC Communications                                                         0.8
--------------------------------------------------------------------------------
BankAmerica                                                                0.8
 ................................................................................
Eli Lilly                                                                  0.8
 ................................................................................
American International Group                                               0.7
 ................................................................................
BellSouth                                                                  0.7
 ................................................................................
Home Depot                                                                 0.7
--------------------------------------------------------------------------------
Total                                                                     28.6%

T. Rowe Price Equity Market Index Funds
--------------------------------------------------------------------------------


---------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
Extended Equity Market Index Fund                                     12/31/98
--------------------------------------------------------------------------------
Berkshire Hathaway                                                         2.7%
 ................................................................................
Yahoo!                                                                     0.7
 ................................................................................
Cox Communications                                                         0.6
 ................................................................................
Amazon.com                                                                 0.6
 ................................................................................
Qwest Communications International                                         0.6
--------------------------------------------------------------------------------
Equitable Companies                                                        0.5
 ................................................................................
Level 3 Communications                                                     0.4
 ................................................................................
AFLAC                                                                      0.4
 ................................................................................
Genentech                                                                  0.4
 ................................................................................
At Home                                                                    0.4
--------------------------------------------------------------------------------
eBay                                                                       0.3
 ................................................................................
Office Depot                                                               0.3
 ................................................................................
Network Associates                                                         0.3
 ................................................................................
Tele-Communications TCI Ventures                                           0.3
 ................................................................................
Cintas                                                                     0.3
--------------------------------------------------------------------------------
McKesson                                                                   0.3
 ................................................................................
CNA Financial                                                              0.3
 ................................................................................
Intimate Brands                                                            0.3
 ................................................................................
Washington Post                                                            0.3
 ................................................................................
Harley-Davidson                                                            0.3
--------------------------------------------------------------------------------
Republic Industries                                                        0.3
 ................................................................................
Netscape Communications                                                    0.3
 ................................................................................
Linear Technology                                                          0.3
 ................................................................................
Chancellor Media                                                           0.3
 ................................................................................
Marshall & Ilsley                                                          0.3
--------------------------------------------------------------------------------
Total                                                                     11.8%

T. Rowe Price Equity Market Index Funds
--------------------------------------------------------------------------------


-----------------------
Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE CHARTS APPEAR HERE]

EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------
                              S&P 500                  Equity Index
 Date                       Stock Index                  500 Fund
 ----                       -----------                ------------
Mar-90                        $10,000                    $10,000
Dec-90                        $9,940                     $10,031
Dec-91                        $13,034                    $12,962
Dec-92                        $14,027                    $13,894
Dec-93                        $15,440                    $15,202
Dec-94                        $15,645                    $15,356
Dec-95                        $21,523                    $21,063
Dec-96                        $26,465                    $25,834
Dec-97                        $35,295                    $34,327
Dec-98                        $45,377                    $44,045



TOTAL EQUITY MARKET INDEX FUND
--------------------------------------------------------------------------------

                     Wilshire                 Total Equity Market
 Date               5000 Index                    Index Fund
 ----               ----------                    ----------
Jan-98               $10,000                       $10,000
Dec-98               $12,276                       $12,320

T. Rowe Price Equity Market Index Funds
--------------------------------------------------------------------------------


-------------------------
Performance Comparison
--------------------------------------------------------------------------------

EXTENDED EQUITY MARKET INDEX FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

 Date                 Index                  Fund-Line
 ----                 -----                  ---------
Jan-98               $10,000                  $10,000
Dec-98               $11,020                  $11,229



---------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                                Since Inception
Periods Ended 12/31/98            1 Year  5 Years  10 Years  Inception     Date
Equity Index 500 Fund             28.31%   23.71%      -       18.45%   3/30/90
Total Equity Market Index Fund       -        -        -       23.19    1/30/98
Extended Equity Market Index Fund    -        -        -       12.29    1/30/98

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 .................................

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 .................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
 .................................

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 .................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 .................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  * Formerly named Equity Index.
 ** Closed to new investors.
*** Formerly named Florida Insured Intermediate Tax-Free.
  + Formerly named Tax-Free Insured Intermediate Bond.
 ++ Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------


Retirement Plans and Resources

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

IRAs AND QUALIFIED PLANS
 ................................................................................

Traditional IRA
Roth IRA
Rollover IRA
SEP-IRA
SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE
 ................................................................................

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Investment Kits

The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From
T. Rowe Price
The T. Rowe Price 401(k) Century Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing Plan Kit
Investing for Retirement in Your 403(b) Account
The T. Rowe Price No-Load Variable Annuity Information Kit

Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning Analyzer(TM) CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95. T. Rowe Price Variable Annuity Analyzer(TM) CD-ROM or diskette, free. To order, please call 1-800-469-5304.


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

T. Rowe Price Insights Reports
--------------------------------------------------------------------------------


The Fundamentals of Investing

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.


INSIGHTS REPORTS
 ................................................................................

General Information

The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review Tax Information for Mutual Fund Investors

Investment Strategies

Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding Value Investing

Types of Securities

The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights

Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks


T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

T. Rowe Price Brokerage
--------------------------------------------------------------------------------


Brokerage Services

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


Our brokerage service offers significant commission savings over full-service brokerages on a wide range of individual securities and other investments.* It also provides high-quality services and financial tools you can use to manage your investments effectively and conveniently.

Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. Trades executed through these automated services provide additional commission savings.**

Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vickers, Lipper, and other well-known research providers.

Dividend Reinvestment Service This service helps keep more of your money working for you. Virtually all stocks held in customer accounts are eligible for this service, free of charge.




* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.

** Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address: www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Equity Market Index Funds.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.   C50-050  12/31/98